Master Loan and Security Agreement
                                                   (Installment Sale Contract)

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MASTER LOAN AND SECURITY AGREEMENT (this "Agreement") dated as of July 20, 2005 between NEW WORLD LEASE FUNDING, LLC (together with its successors and assigns, "NEW WORLD"), with offices at 1979 Marcus Avenue, Suite 232, Lake Success, New York 11042, and Sparta Commercial Services, Inc. (together with its successors and permitted assigns, the "BORROWER"), incorporated under the laws of the State of Nevada
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                             W I T N E S S E T H:

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, NEW WORLD and BORROWER each hereby agree as follows:

1. Advances:

BORROWER intends but is not obligated to request NEW WORLD to advance (an "Advance") to BORROWER on a full recourse basis, in NEW WORLD's sole and absolute discretion, all or part of the cost of a motor vehicle which will be sold pursuant to an installment agreement between BORROWER and an Obligor (defined below). Each Advance shall be evidenced by a Promissory Note and Contract Assignment signed by BORROWER specifying the amount, terms of payment, the motor vehicle financed thereby and the assignment and delivery of the original contract to NEW WORLD (collectively herein called an "Instrument"). Each motor vehicle identified in a Contract in respect of which NEW WORLD has made or in the future shall make an Advance, and all accessions, additions, replacements and substitutions thereto and therefor is herein called a "Motor Vehicle". The installment agreement with respect to each Motor Vehicle is herein called a "Contract" and the obligor under a Contract is herein called an "Obligor". All Advances and all other liabilities of every nature at any time owing by BORROWER to NEW WORLD, now existing or hereafter incurred, direct or indirect, actual or contingent, due or not due, of every type and description including, without limitation, all principal, monthly installment payments, balloon payments, interest, prepayment fees and other fees and expenses under this Agreement and each Instrument, now or hereafter existing or created, direct or indirect, actual or contingent, whether independent, joint or several, liquidated or unliquidated, no matter how arising or acquired, whether from BORROWER, Obligors or others, or by assignment or otherwise, and all extensions and renewals, shall be obligations of the BORROWER hereunder (each herein called a "Liability" and all collectively herein called the "Liabilities").

2. Security:

As security for the prompt payment of all Advances and all Liabilities, BORROWER hereby pledges and assigns to NEW WORLD, and grants to NEW WORLD: (a) a first priority purchase money security interest in all Contracts, Leases and Motor Vehicles (each as defined in any other loan and security agreement between NEW WORLD and BORROWER) in respect of which NEW WORLD shall make an Advance (whether pursuant to this Agreement or any other loan and security agreement between the parties hereto), whether now owned or existing or hereafter acquired or entered into, together with all sums due or payable under all Contracts and Leases and all claims of every nature relating thereto including, without limitation, monthly rental, installment or other payments, all security deposits, cash collateral, additional collateral and advance rental and installment payments relating thereto, all fees, all late charges or collection fees due under Contracts or Leases, all taxes, all insurance on such Motor Vehicles, the

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Reserve (as hereinafter defined) and all income, payments and proceeds from the foregoing in whatever form including, without limitation, cash, accounts and chattel paper; (b) an assignment of BORROWER's first priority purchase money security interest in the Motor Vehicles and all accessions and additions thereto and insurance proceeds with respect thereto; (c) a collateral assignment of and security interest in all of BORROWER's rights, remedies and interest in and with respect to each Contract and (d) a security interest in, general lien upon, and full right of set-off as to all other personal property and fixtures of BORROWER, whether now owned or existing or hereafter acquired, created or entered into, of every kind and description and wherever located including, without limitation, the interest of BORROWER in all other motor vehicles and contracts (including without limitation all leases and installment sales contracts), whether financed by NEW WORLD or others, the balance of all accounts and credits of BORROWER held by NEW WORLD, the Books and Records (as hereinafter defined) and all monies, securities and other property of BORROWER delivered into the possession of NEW WORLD, and all other money, goods, inventory, equipment, instruments, securities, chattel paper, accounts receivable, contract rights, general intangibles, claims and credits, whether or not at any time in the possession of NEW WORLD, with full right of set-off; all income, payments, proceeds, products, and accessions of all of the foregoing; and all of the foregoing shall be collateral hereunder (collectively herein called the "Collateral").

3. Representations and Warranties:

BORROWER warrants and represents that:

(a) BORROWER's only place(s) of business is at the address(es) specified below and at all times during the last five years, BORROWER has been organized under the laws of the state indicated on the cover page hereof using the identical name set forth on the signature page of this Agreement, and has been operating as a vehicle leasing or finance company;

(b) BORROWER and each natural person, partnership, corporation, limited liability company or other business entity (a "Person") that provides a written guaranty agreement (each herein called a "Guaranty" and all collectively herein called "Guaranties") of the Liabilities of BORROWER to NEW WORLD (each herein called a "Guarantor" and all collectively herein called "Guarantors"), other than a natural Person, is duly organized, validly existing and in good standing under the laws of its state of organization, has the power and authority to carry on its business as now conducted and is qualified, licensed or registered to transact business and is in good standing in every jurisdiction where the nature of its business so requires;

(c) the execution, delivery and performance by BORROWER of this Agreement, each Contract, each Lease and each Instrument to which BORROWER will become a party and the execution, delivery and performance of each Guaranty by each Guarantor, has been duly authorized by all necessary organizational action, requires no action or approval by any governmental authority, does not violate or contravene any provision of any federal, state or local law, rule or regulation (herein called "Applicable Law") or the organizational documents of the BORROWER or any Guarantor, and does not violate, contravene or result in or constitute a default under any instrument, agreement or other obligation, judgment, order, writ, injunction, decree or consent of any court or judicial authority binding upon the BORROWER or a Guarantor and will not result in the creation or imposition of any lien, charge, claim or encumbrance of any nature upon the property of NEW WORLD, the BORROWER or a Guarantor, the Liabilities or the Collateral, except as specifically provided by this Agreement, an Instrument or a Guaranty;

(d) there is no civil or criminal action, suit, investigation or proceeding pending or to the knowledge of BORROWER, threatened or contemplated at law, in equity, in arbitration or by or before any other authority, governmental or otherwise, involving or affecting the BORROWER or any Guarantor, the Liabilities, any of the Collateral, or any of the transactions contemplated in this Agreement, the Instruments, any Contract or any Guaranty;


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(e) the business, operations, assets and properties of BORROWER and each
Guarantor are in compliance with Applicable Law;

(f) each Contract, Lease and Instrument conforms with Applicable Law and BORROWER has made all related disclosures required by Applicable Law;

(g) all required tax returns and payments have been filed and delivered to the appropriate taxing authorities with respect to the income, operations, assets and properties of BORROWER including, without limitation, with respect to the Motor Vehicles and Contracts, sales taxes, use taxes and their equivalent (herein called "Sales Taxes") and BORROWER and each Guarantor is current in its payment of all material debts and the performance of all material obligations, except to the extent payment or performance is not yet required;

(h) BORROWER is the holder and legal beneficial owner of, and has good title to all of the Collateral including, without limitation, each Contract, Lease and Instrument and the security interest in each related Motor Vehicle, and BORROWER has full power and authority and the unconditional right to grant to NEW WORLD the security interests with respect to the Collateral as provided in this Agreement;

(i) BORROWER is the sole and absolute owner of each Contract and the respective Obligor is the sole and absolute owner of each Motor Vehicle, free of all claims, liens, charges and security interests of every nature, except for (A) with respect to each Contract, NEW WORLD's first priority purchase money security interest and the subordinate right of each Obligor and (B) with respect to each Motor Vehicle, NEW WORLD's first priority purchase money security interest and the subordinate security interest of each BORROWER;

(j) the original of each manufacturer's statement of origin (herein called an "MSO") as to each new Motor Vehicle, purchased by BORROWER with an Advance, has been endorsed for transfer to the BORROWER, as the owner, specifying the Custodian (as hereinafter defined) as the first lienholder, and simultaneously the BORROWER has made or caused the Dealer to make an application for a certificate of title (herein called the "Title") to the applicable state department of motor vehicles (herein called the "DMV") in accordance with Applicable Law, requiring that the Obligor be specified as the owner and the Custodian be specified as the first lienholder on the Title in accordance with this Section 3(j) and Section 5(d) and that the notice of recorded lien, or its equivalent, and the new original Title be delivered directly to NEW WORLD, if permitted under the Applicable Law in such state (if under Applicable Law, the state requires that the original Title be forwarded to the owner designated on the Title, then upon receipt by the Obligor of the original Title, the BORROWER shall forthwith deliver or cause the Obligor to deliver the Title to NEW WORLD); with respect to each used Motor Vehicle or Contract related thereto financed by a BORROWER with an Advance including, without limitation, any Off-Contract Vehicle (as hereinafter defined), the BORROWER has endorsed the existing Title specifying the Obligor as the owner and specifying the Custodian as the first lienholder in accordance with this Section 3(j) and Section 5(d) and simultaneously the BORROWER has made or caused application for a new Title to be made to the applicable DMV in accordance with Applicable Law, requiring that the Obligor be specified as the owner and the Custodian be specified as the first lienholder on the Title in accordance with this Section 3(j) and Section 5(d)


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and that the notice of recorded lien, or its equivalent, and the original new
Title be forwarded directly to NEW WORLD if permitted under Applicable Law in such state (if under Applicable Law the state requires that the new original Title be delivered to the owner designated on the Title, then upon receipt of the original Title by the Obligor, the BORROWER shall forthwith deliver or cause the Obligor to deliver the Title to NEW WORLD);

(k) The purchase price for each Motor Vehicle has been paid in full and a true and complete copy of the duly executed bill of sale has been issued with respect to each Motor Vehicle;

(l) each Motor Vehicle has been purchased directly from a Dealer or manufacturer or was purchased at an auction or through a private sale from an unaffiliated party, or was a trade-in or was previously an Off-Contract Vehicle and has been delivered to and accepted by the Obligor specified in the Contract without any conditions or exceptions, and the delivery receipt therefor shall be delivered to NEW WORLD forthwith;

(m) all Contracts and Instruments are valid, binding, unconditional and absolute obligations, not subject to rescission, and are enforceable in accordance with their terms (except as enforcement of such terms may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles (regardless of whether such enforceability is in a proceeding in equity or at law)); all sums payable thereunder are payable in the amounts and at the times stated therein without defense (whether actual or alleged), offset, counterclaim or right of rescission against BORROWER or NEW WORLD, and no part thereof has been prepaid, released, modified, encumbered or disposed of by BORROWER;

(n) the operation of the terms of any Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject such Contract to any right of rescission, offset, defense or counterclaim;

(o) BORROWER regularly provides, at the request of NEW WORLD, collection services with respect to any Contract that is delinquent and any Off-Contract Vehicle;

(p) [Reserved];

(q) no part of the installment payments or other fees, charges, expenses or amounts paid or to be paid under a Contract has been or will be loaned or advanced, directly or indirectly, to any Obligor by BORROWER or anyone else;

(r) any security for or guaranty of a Contract has been disclosed to NEW WORLD, in writing, and the same has been assigned and delivered to NEW WORLD;

(s) each Contract assigned and delivered to NEW WORLD is the only original Contract, duly executed, for the Motor Vehicle specified therein, for commercial, business or agricultural use or personal, family or household purposes as disclosed by BORROWER to NEW WORLD in the related Instrument, by a bona fide, legally competent Obligor about whom BORROWER has no adverse credit information (except as disclosed to NEW WORLD in the related Instrument), is the entire agreement with the Obligor relating to the Motor Vehicle covered thereby,


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has not been modified, cancelled or waived in any respect and none of BORROWER's rights or obligations thereunder have been released, modified, encumbered or disposed of, and no oral representations or modifications have been made to an Obligor with respect to any Contract or Motor Vehicle;

(t) each guaranty of a Contract assigned and delivered to NEW WORLD is the only original guaranty of the Contract, duly executed by a bona fide, legally competent guarantor of the Contract, about whom BORROWER has no adverse credit information (except as disclosed to NEW WORLD in the related Instrument), is valid, binding and enforceable in accordance with its terms, is the entire agreement of guaranty with the guarantor of the Contract, and the guaranty of the Contract, by its terms, is irrevocable for so long as any amount is due and outstanding under or with respect to the Contract and is for full payment and due performance of the obligations of the Obligor under the Contract;

(u) if a Contract shall be construed as a security agreement, BORROWER has perfected its security interest in the Motor Vehicle covered thereby in accordance with Applicable Law including, without limitation, upon the Title and, if necessary, by due filing of UCC financing statements, acknowledgement copies of which have been delivered to NEW WORLD;

(v) all financial and credit information that BORROWER may at any time furnish to NEW WORLD, whether relating to BORROWER, a Guarantor, or an Obligor, is and will, to the best of BORROWER's knowledge, be true, complete, accurate and not misleading;

(w) the Highlight Letter (as hereinafter defined) has been duly executed by the Obligor and has been delivered to NEW WORLD simultaneously with the delivery of the original Contract;

(x) as of the date hereof, the BORROWER is solvent, is not the subject of a bankruptcy filing and does not contemplate being the subject of a bankruptcy filing;

(y) no Obligor has notified the BORROWER that (A) the BORROWER or the Obligor is in breach of or default under any obligations under any Contract, (B) any Vehicle is not functioning properly, (C) the Obligor intends to default under such Contract or (D) any setoff, right of rescission, counterclaim or defense has been asserted against BORROWER with respect to such Obligor's duties under any Contract;

(z) there is no payment under any Contract which is now past due pursuant to the terms of such Contract, nor have there been any payments made in advance under any Contract, and to the best of BORROWER's knowledge, no Obligor is in default under any of its obligations under the applicable Contract;

(aa) no amount funded by the BORROWER under any Contract in respect of a Vehicle exceeds the Dealer's or manufacturer's (as applicable) actual sales price of such Vehicle less the minimum down payment made by the Obligor under such Contract;

(bb) at the time of the initial Advance, no Contract has a term in excess of sixty (60) months in length; and

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(cc) BORROWER has not received any notice that any Obligor or Guarantor under any Contract has filed for bankruptcy.

These warranties and representations shall be deemed repeated at the time of and shall survive each Advance.

4. Covenants:

BORROWER further agrees at its own cost and expense:
(a) to promptly and fully perform all of BORROWER's obligations under the Contracts;

(b) to promptly and fully perform all of BORROWER's obligations under this Agreement;

(c) prior to the date that is one year and one day after the later of (A) the date of the payment in full of the Liabilities or (B) the date of the payment in full of all indebtedness of NEW WORLD to its creditors, that it will not institute against, or join any other Person in instituting against, NEW WORLD or any affiliate thereof, any bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy or similar law. This non-petition covenant shall survive the termination of this Agreement to the extent the period specified in the immediately preceding sentence survives the termination of this Agreement;

(d) to pay each Instrument and all of BORROWER's Liabilities when due;

(e) to deliver to NEW WORLD the duly executed Guaranties required by NEW WORLD with respect to full payment and due performance of all of the terms and provisions of this Agreement;

(f) to deliver prompt written notice to NEW WORLD of any default of an Obligor under a Contract or of any event of loss or damage to a vehicle of which it has actual knowledge and, in the event of the failure of an Obligor to make any payment when due under a Contract, BORROWER shall use its best efforts to cause the Obligor to make all payments due and to deliver the same to NEW WORLD;

(g) to use the proceeds of each Advance solely to fund the purchase by the Obligor of the Motor Vehicle under the specified Contract, any applicable Sales Taxes and for such other items, if any, as authorized with the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion;

(h) to furnish to NEW WORLD an original Dealer's invoice for each Motor Vehicle against which NEW WORLD intends to make an Advance, showing the true and correct invoice price thereof (herein called the "Invoice Price");

(i) that no Contract shall be altered, amended, modified, abandoned, discharged or terminated and no provision of a Contract shall be waived including, without limitation, with respect to a payment thereunder, without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion;

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(j) that it shall not permit an Obligor to whom a Motor Vehicle is registered in one state, to remove the Motor Vehicle to another state beyond the time required under Applicable Law for the Motor Vehicle to be re-registered in the state to which it has been removed without the prior written consent of NEW WORLD, which consent shall not be unreasonably withheld, and BORROWER shall promptly notify NEW WORLD upon receiving any information that a Motor Vehicle has been removed to another state;

(k) to maintain or cause each Obligor to maintain in full force and effect at all times during the entire term of each Contract and so long as the Motor Vehicle has been delivered into the possession of an Obligor and until there has been a final disposition of the Motor Vehicle as provided in the Contract and as authorized and permitted under this Agreement, an insurance policy (herein called the "Policy") conforming to Applicable Law, providing for the following minimum coverages and maximum deductible, insuring the Obligor (as owner), all Motor Vehicle operators and the Motor Vehicle, as follows: (i) Public Liability for bodily injury or death to any one person for $100,000 and for any one accident for $300,000, (ii) Property Damage Liability for $50,000; (iii) Collision Liability for the value of the Motor Vehicle with a deductible of $500 (or such greater amount as is approved by NEW WORLD in its sole discretion, on a case by case basis) payable in cash and not by a replacement vehicle; and (iv) Comprehensive, including fire and theft, for the value of the Motor Vehicle with a deductible of $500 (or such greater amount as is approved by NEW WORLD in its sole discretion, on a case by case basis) payable in cash and not by a replacement vehicle; the Policy shall list the Custodian as first lienholder and loss payee on all coverages; the Policy shall be with an insurer acceptable to NEW WORLD; the Policy cannot contain excluded driver provisions and the Policy must provide that BORROWER and NEW WORLD shall be given ten (10) business days' advance notice of any cancellation, reduction, or other material change in coverage; and if NEW WORLD so requests, the BORROWER will deliver or cause the Obligor to deliver to NEW WORLD the Policy or a certificate or certificates of insurance with evidence of premium payments and copies of all notices relating to such insurance;

(l) to give NEW WORLD prompt notice of any dispute or claim relating to any of the Collateral;

(m) to keep proper records and books of account regarding the Collateral, mark such Books and Records including all copies of Contracts to show NEW WORLD's security interest specified as "First Lienholder - U.S. Bank, National Association, as Custodian, c/o New World Lease Funding, LLC" in accordance with
Section 3(j) and Section 5(d) and make same available for NEW WORLD's inspection and copying at reasonable times;

(n) to deliver to NEW WORLD, within 120 days after the end of the respective fiscal years of BORROWER and Guarantor, their financial statements and tax returns;

(o) to timely file and deliver all required tax returns to the appropriate taxing authorities, in accordance with Applicable Law, with respect to the income, operations, assets and properties of BORROWER and to pay all material debts (including without limitation, with respect to the Motor Vehicles and Contracts, any applicable Sales Taxes) and to perform all material obligations of BORROWER, except to the extent payment or performance is not yet required;

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(p) simultaneously with the delivery of each executed original Contract to NEW
WORLD, to deliver to NEW WORLD a letter addressed to and duly executed by the Obligor (on a form provided by NEW WORLD), in which the Obligor has confirmed the substantive terms of the Contract and the obligation of the Obligor to make all payments due under the Contract directly to NEW WORLD ("Highlight Letter"), and the BORROWER agrees that the making of each Advance is expressly conditioned upon BORROWER delivering the duly executed Highlight Letter to NEW WORLD;

(q) to periodically furnish such information regarding the Collateral and the financial condition or operations of BORROWER, each Guarantor, the Obligor and each guarantor of a Contract as NEW WORLD may reasonably request;

(r) to execute and deliver such further documents and information as NEW WORLD may reasonably require with respect to any term or provision of this Agreement, the Instruments, any Contract, any of the Collateral or to further confirm any of the foregoing;

(s) that the original of each Contract which constitutes "chattel paper" as defined under the Uniform Commercial Code ("UCC"), shall be delivered to NEW WORLD immediately after execution thereof and prior to the Advance to purchase the related Motor Vehicle;

(t) promptly upon receipt of notice thereof, to pay or cause to be paid all charges, taxes and assessments levied or assessed against BORROWER, if the failure to pay such taxes could result in the imposition of any lien against the Collateral or any payments made or to be made by Obligor in respect thereof, other than liens for taxes not yet due;

(u) to deliver to the Lender all information, including, but not limited to, the organizational number (if any) assigned to the BORROWER by the state indicated on the cover page hereof, necessary to permit the Lender to file effective financing statements under the Uniform Commercial Code or other Applicable Law;

(v) the original of each MSO as to each new Motor Vehicle shall be endorsed for transfer to the Obligor, as the owner, specifying the Custodian as the first lienholder in accordance with Section 3(j) and Section 5(d), and simultaneously the BORROWER shall make or cause the Dealer to make application for a Title to the applicable DMV in accordance with Applicable Law, requiring that the Obligor be specified as the owner and the Custodian be specified as the first lienholder on the Title in accordance with Section 3(j) and Section 5(d) and that the notice of recorded lien, or its equivalent, and the new original Title be delivered directly to NEW WORLD, if permitted under the Applicable Law in such state (if under Applicable Law, the state requires that the original Title be forwarded to the owner designated on the Title, then upon receipt by the Obligor of the original Title, the BORROWER shall forthwith deliver or cause the Obligor, Dealer, seller or applicable licensing jurisdiction to deliver the Title to NEW WORLD); with respect to each used Motor Vehicle purchased by Obligor with an Advance including, without limitation, any Off-Contract Vehicle, the BORROWER has endorsed the existing Title specifying the Obligor as the owner and specifying the Custodian as the first lienholder in accordance with this
Section 3(j) and Section 5(d) and simultaneously the BORROWER has made or caused application for a new Title to be made to the applicable DMV in accordance with


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Applicable Law, requiring that the Obligor be specified as the owner and the
Custodian be specified as the first lienholder on the Title in accordance with
Section 3(j) and Section 5(d) and that the notice of recorded lien, or its equivalent, and the original new Title be delivered directly to NEW WORLD if permitted under Applicable Law in such state (if under Applicable Law the state requires that the new original Title be forwarded to the owner designated on the Title, then upon receipt by the Obligor of the original Title, the BORROWER shall forthwith deliver or cause the Obligor to deliver the Title to NEW WORLD); provided, however, that if NEW WORLD has not received the Title within ninety
(90) days of the date of the Advance made by NEW WORLD with respect to the related Motor Vehicle, BORROWER shall on such ninetieth (90th) day pay to NEW WORLD the Defaulted Contract Payment (as hereinafter defined) and after receipt of such payment, NEW WORLD or the Custodian shall release the lien on the related Contract and Motor Vehicle;

(w) that BORROWER shall maintain and cause the Obligor to maintain each Motor Vehicle and Contract, free of all claims, liens, charges and security interests of every nature, except for NEW WORLD's first priority purchase money security interest and the Borrower's second priority security interest (if any), with respect to the Vehicle, and subject also to the rights of the Obligor under the Contract;

(x) that BORROWER shall immediately deliver to NEW WORLD any other original documents relating to any Contract or Motor Vehicle not previously delivered to NEW WORLD;

(y) that BORROWER shall deliver to NEW WORLD any additional collateral paid to it by an Obligor under a Contract;

(z) that BORROWER shall not reincorporate, reorganize in another jurisdiction, dissolve or otherwise terminate its existence or change its fiscal year;

(aa) to be qualified, licensed and registered to transact business, in good standing in every jurisdiction where the nature of its business so requires under Applicable Law and so that NEW WORLD may enforce its rights under this Agreement and each Contract;

(bb) to give NEW WORLD at least thirty (30) days' prior written notice of any change in the location of its jurisdiction of organization, its principal place of business, its chief executive office and any other business location including, without limitation, storage or garage facilities, and BORROWER shall not change its legal name without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion;

(cc) that all late charges under Contracts shall be paid to and retained by NEW WORLD;

(dd) that no part of the installment payments or other fees, charges or expenses paid or to be paid under a Contract shall be loaned or otherwise advanced, directly or indirectly, to any Obligor;

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(ee) that no Motor Vehicle or interest in a Motor Vehicle shall be sold or otherwise disposed of in any manner or at any time without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion;

(ff) that no Contract or interest in a Contract shall be sold or otherwise disposed of in any manner or at any time without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion;

(gg) that no Person or entity shall mortgage, encumber or otherwise place a lien on any Motor Vehicle or Contract or interest in a Motor Vehicle or Contract, except in favor of NEW WORLD (with respect to NEW WORLD's first priority security interest) or the BORROWER (with respect to the BORROWER's subordinate security interest, if any, with respect to the Vehicle) and specified in the manner provided in this Agreement;

(hh) that each Motor Vehicle purchased with an Advance shall not be commingled with the inventory of BORROWER and shall be deemed held in trust by the BORROWER for the benefit of NEW WORLD until delivered to the Obligor specified in the Contract;

(ii) that each Off-Contract Vehicle shall be taken into the possession of BORROWER and thereafter shall not be commingled with the inventory of BORROWER and shall be held in trust by the BORROWER for the benefit of NEW WORLD at the business location(s) of the BORROWER specified in this Agreement (herein called the "Premises") or at another location upon prior written notice to NEW WORLD, for the purpose of transport, reconditioning, or auction. Until BORROWER has fully paid the Promissory Note for the Advance related to the Motor Vehicle or, if an Event of Default (as hereinafter defined) has occurred, until NEW WORLD takes physical possession of the Off-Contract Vehicle from the Premises or such other place as NEW WORLD is able to repossess the Off-Contract Vehicle, NEW WORLD may, but shall not be obligated to, take physical possession of any Off-Contract Vehicle at any time, or from any place, whether before or after an Event of Default, and thereafter may sell the Off-Contract Vehicle, and shall have no liability for exercising or refraining from exercising, or with respect to the manner of exercising, such authority;

(jj) [Reserved];

(kk) that any payment made by an Obligor under a Contract including, without limitation, a monthly installment payment, an advance installment payment or other payment for the purchase of a Motor Vehicle, any additional collateral payment, a down payment, a payment for taxes, a payment for late charges or any other payment which comes into the possession of the BORROWER, a Guarantor, or any officer, director, shareholder, member, managing member, partner or authorized signatory of a BORROWER or Guarantor, before or after a Contract is delivered to NEW WORLD, is a trust fund and shall be and remain segregated and apart from the funds of BORROWER and shall not be commingled with the BORROWER's funds and shall be held in trust by the BORROWER or Guarantor for the benefit of NEW WORLD and shall forthwith be paid and remitted to NEW WORLD in the same form as when received, whether in cash or by check, draft or other written instrument calling for the payment of money, duly endorsed for transfer and payment to NEW WORLD;

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

(ll) that it will forthwith notify NEW WORLD when delivery of a Motor Vehicle has been made to the Obligor and will provide NEW WORLD with a copy of the delivery receipt specifying that the Motor Vehicle has been delivered to and accepted by the Obligor specified in the Contract without conditions or exceptions; when it has taken possession of an Off-Contract Vehicle; or when it has received any payment under a Contract after the Contract has been delivered to NEW WORLD;

(mm) to keep and maintain all Collateral at the Premises (except for (A) the original Contracts, Titles, notices of recorded liens, or their equivalent, which have been delivered to NEW WORLD pursuant to this Agreement and Motor Vehicles in the possession of Obligors under Contracts, and (B) such other contracts, certificates of title, notices of recorded liens, or their equivalent which have been delivered to a lender other than NEW WORLD in accordance with such lender's agreements with BORROWER and the motor vehicles in the possession of obligors under such contracts); and that none of such Collateral shall be removed from the Premises without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion, and NEW WORLD shall be permitted to inspect the Collateral and the Books and Records (hereinafter defined) maintained by BORROWER with respect to the Collateral at any reasonable time;

(nn) to keep and maintain proper records and books of account including, without limitation, in hard copy, electronic and computer formats concerning the business and operations of the BORROWER and as required by Applicable Law (herein called "Books and Records") and NEW WORLD shall be permitted to inspect the Books and Records at any reasonable time;

(oo) that BORROWER shall comply with Applicable Law relating to its business and operations including, without limitation, with respect to each Contract, Motor Vehicle, disclosure statement, credit application, motor vehicle registration, Title, warranty (with respect to any sale of a Motor Vehicle or otherwise), Policy, and notice (such as non-payment of insurance, GAP insurance, etc.) and in furtherance of BORROWER's obligations to be in compliance with Applicable Law, as aforesaid, BORROWER shall have full and sole responsibility for determining that each Contract and all of the terms and provisions thereof conform to Applicable Law in the state in which the Contract is used, that all disclosures and notices have been provided to the Obligor and others including, without limitation, as and when required by Regulation M under the federal Truth-In-Lending Act, as amended, and Regulation B under the federal Equal Credit Opportunity Act, as amended, any comparable state law or regulation, and any other present or future Applicable Law on the same or any subject relating to the business and operations of BORROWER, and it is expressly understood and agreed that only BORROWER shall be liable for a breach or failure in connection with any of the foregoing and NEW WORLD shall not be responsible or liable in connection with any of the foregoing including, without limitation, to determine whether a Contract conforms to Applicable Law, or that a disclosure or notice is required or proper, or as a result of BORROWER's failure to make any disclosure or give any notices, or for the incorrectness or incompleteness of any disclosure or notice BORROWER may make or give; and

(pp) to permit NEW WORLD to service the Collateral.

5. Custodian:

(a) Pursuant to the Custodial Agreement, NEW WORLD has designated U.S. Bank, National Association (the "Custodian"), as NEW WORLD's custodian for purposes of
(i) holding certain Collateral and maintaining file documents with respect to Advances including, without limitation, Instruments, Contracts, Titles, notices of recorded liens, or their equivalents, acknowledgement copies of UCC financing statements and other documents relating to the foregoing or otherwise provided by BORROWER to NEW WORLD under this Agreement, and (ii) serving as the first lienholder on the Titles as herein described.

(b) As contemplated by Section 14(c) hereof, NEW WORLD may periodically sell an Instrument, including the related Promissory Note, related to a particular Advance to NEW WORLD FUNDING, LLC (herein called "FUNDING") as may be determined by NEW WORLD, in its sole and absolute discretion, and in connection with such sale, NEW WORLD will assign to FUNDING its security interest in the related Contract, Motor Vehicle, Reserve and other related Collateral, together with such portion of its rights under this Agreement as are attributable to such Promissory Note and Instrument and its security interest in the related Contract, Motor Vehicle, Reserve and other related Collateral (herein called a "Note Purchase"); FUNDING, in its sole discretion, may finance each Note Purchase with a lender (herein called "Lender") and in connection with such financing will collaterally assign to the Lender its interest in such Promissory Note and Instrument and its security interest in the related Contract, Motor Vehicle, Reserve and other related Collateral, together with such portion of its rights under this Agreement as are attributable to such Promissory Note and Instrument and its security interest in the related Contract, Motor Vehicle, Reserve and other related Collateral, as collateral security for the loan related to such Note Purchase (herein called the "Note Purchase Financing"). BORROWER agrees that FUNDING, the Lender and any other purchaser, successor, assignee or transferee of FUNDING's rights to the Promissory Note and Instrument and the security interest in the related Contract, Motor Vehicle, Reserve and other related Collateral, together with such portion of NEW WORLD's rights under this Agreement as are attributable to such Promissory Note and Instrument and its security interests in the related Contract, Motor Vehicle, Reserve and other related Collateral, will have all of the rights of NEW WORLD under this Agreement with respect to such Promissory Note and Instrument and its security interest in the related Contract, Motor Vehicle, Reserve and other related Collateral. Upon each Note Purchase and any related Note Purchase Financing, the Custodian will serve as the agent for FUNDING and the Lender as described in
Section 5(a) hereof.

(c) Notwithstanding any Note Purchase or Note Purchase Financing, BORROWER shall remain fully liable for all of its obligations and Liabilities under this Agreement including, without limitation, with respect to all Promissory Notes and each Promissory Note in connection with a Note Purchase and a Note Purchase Financing, all in accordance with their terms and the related Liabilities. Notwithstanding any Note Purchase or Note Purchase Financing, each Guarantor shall remain fully liable under the terms of its Guaranty including, without limitation, with respect to all of the obligations and Liabilities of the BORROWER to NEW WORLD under this Agreement and, in addition, with respect to all of the obligations and Liabilities of the BORROWER to FUNDING, Lender and any successor or assignee with respect to each Promissory Note, whether or not the subject of a Note Purchase or a Note Purchase Financing.

(d) In order to effectuate the role of the Custodian in connection with the processing of each MSO, Title and notice of recorded lien, or its equivalent, the BORROWER and/or the Dealer from whom the Motor Vehicle is purchased with an Advance shall specify on each MSO, Title, notice of recorded lien, or its equivalent and all applications therefor, the following: "First Lienholder - U.S. Bank, National Association as Custodian, c/o New World Lease Funding, LLC".

6. Defaulted Contracts and Off-Contract Vehicles:

If (i) any Contract is in default for any reason whatsoever for more than sixty
(60) days, or an Event of Default occurs under any Contract; or (ii) BORROWER does not give NEW WORLD, promptly after written request therefor, the location of an Obligor or of a Motor Vehicle; or (iii) a Motor Vehicle is returned to BORROWER or is repossessed by BORROWER, or ceases to be held by an Obligor for any reason; or (iv) an Obligor fails to confirm delivery of a Motor Vehicle (each of the foregoing events is herein called a "Trigger Event"), then upon the occurrence of a Trigger Event, BORROWER shall forthwith notify NEW WORLD of the Trigger Event and shall immediately pay to NEW WORLD, as the Servicer of the Contract, (A) the full amount of the Liabilities related to such Contract and Motor Vehicle, in accordance with the applicable Promissory Note, plus all accrued and unpaid late charges, less (B) NEW WORLD's unearned interest with respect to the remaining monthly installment payments (such amount [(A) minus
(B)] herein called the "Defaulted Contract Payment"). Each Motor Vehicle that comes into the possession of the BORROWER, or under the control of the BORROWER, after the Motor Vehicle has been delivered to the Obligor under the Contract, whether as a result of a Trigger Event or otherwise, is herein called an "Off-Contract Vehicle". BORROWER expressly acknowledges that each Off-Contract Vehicle remains part of the Collateral and that NEW WORLD shall continue to have a perfected first priority purchase money security interest in each such Off-Contract Vehicle. BORROWER expressly agrees that it will hold and continue to hold each Off-Contract Vehicle in trust for the benefit of NEW WORLD, and shall not commingle such Off-Contract Vehicle with the inventory of BORROWER until BORROWER has fully paid the Defaulted Contract Payment or, if an Event of Default has occurred, until BORROWER has paid all Liabilities under this Agreement. Until such payment is made, no Off-Contract Vehicle shall be sold without the prior written consent of NEW WORLD, such consent to be granted (if at all) in its sole and absolute discretion, which consent shall be provided only on a form prepared by NEW WORLD and executed by one of its duly authorized executive officers along with an executive officer of BORROWER. Notwithstanding that NEW WORLD may consent to such sale, BORROWER expressly acknowledges that NEW WORLD has a perfected first priority security interest in the proceeds obtained upon the sale of the Off-Contract Vehicle. BORROWER expressly agrees that it will hold the entire proceeds obtained upon the sale of any Off-Contract Vehicle in trust for the benefit of NEW WORLD, which proceeds shall be and remain apart from the funds of BORROWER and shall not be commingled with the BORROWER's funds and the proceeds shall be paid and remitted forthwith to NEW WORLD in the same form as when received, whether in cash, or by check, draft or other written instrument calling for the payment of money, duly endorsed for transfer and payment to NEW WORLD. Upon receipt of the Defaulted Contract Payment, and provided an Event of Default does not then exist, NEW WORLD will release its security interest in the Off-Contract Vehicle and the related Contract. Until BORROWER has fully complied with all of the foregoing, NEW WORLD will have no obligation to provide BORROWER with the Title to the Off-Contract Vehicle. If a Trigger Event occurs and BORROWER fails to make the payment as provided herein, BORROWER shall forthwith deliver or cause to be delivered each Off-Contract Vehicle to NEW WORLD or its designee. Unless requested by NEW WORLD in writing to do so, BORROWER agrees not to pay, directly or indirectly, any sum payable by the Obligor under a Contract or provide an Obligor with funds to make such payment for the purpose or with the result, intended or not, of concealing or preventing a default by the Obligor.

7. Interest on Late Payments:

If any amount payable on any of BORROWER's Liabilities is not paid in full when due, including, without limitation, any payment to be made under a Contract which causes payment under the related Promissory Note to be delinquent and provided that the late charges due under the related Contract remain unpaid at the time that the related Promissory Note is paid in full, whether at its scheduled or earlier termination by acceleration or otherwise, and provided an Event of Default has not occurred, BORROWER will pay interest on such delinquent payment, from its due date until it is paid in full, at the rate in the applicable Promissory Note or at such rate as is otherwise agreed to by NEW WORLD in writing, but in no event more than the highest amount permitted by Applicable Law. If an Event of Default has occurred, then the other provisions of this Agreement relating to the payment of interest shall be applicable.

8.    Collections:

(a) BORROWER irrevocably authorizes NEW WORLD, both before and after an Event of Default, to enforce the Contracts and claims against Obligors and others, adjust and settle insurance claims, and collect all sums due and to become due in respect of the foregoing, at such times, by such means and on such terms and conditions as NEW WORLD may in its sole and absolute discretion deem advisable, endorse BORROWER's name on and collect checks and other instruments representing payments, and receive and open mail relating to Motor Vehicles and Contracts. NEW WORLD shall not be obligated to exercise all or any of the foregoing authority, and shall have no liability for exercising, or refraining from exercising, or for the manner of exercising, any such authority.

(b) All sums collected by NEW WORLD, after deducting NEW WORLD's collection expenses (including reasonable attorneys' fees and expenses), may be applied by NEW WORLD at such times and in such amounts as NEW WORLD may determine, as follows:

(i) to the payment of the Liabilities (including, without limitation, all late charges and other charges), due at the time or becoming due (whether by acceleration or otherwise) in the month in which such sums are received by NEW WORLD; and

(ii) the balance, if any, remaining at the end of each month may be remitted to the BORROWER, as cash flow on or about the tenth (10th) day of the following month.

Until such sums are so applied or remitted they shall be retained by NEW WORLD, without interest, as part of the Collateral. It is agreed that if an Event of Default occurs and is continuing, no sums will be released to BORROWER except in the sole and absolute discretion of NEW WORLD and any release of such sums after an Event of Default has occurred shall not constitute a waiver of any other rights or remedies provided under this Agreement including, without limitation, the right to withhold the further release of any sums. Upon payment in full of all Liabilities, the balance, if any, then held by NEW WORLD shall be remitted to BORROWER.

9. NEW WORLD Payments to BORROWER as Trust Funds:

NEW WORLD may, from time to time, provide sums to BORROWER (by wire transfer, check, draft or other instrument for the payment of money) which sums shall be trust funds held by BORROWER for disbursement, as follows: (i) proceeds of Advances shall be disbursed in full only to the Person from which the Motor Vehicle in respect of which the Advance is made is purchased, in an amount not exceeding the actual purchase price paid by the Obligor for such Motor Vehicle;
(ii) taxes shall be disbursed, in full, only to the appropriate federal, state or local taxing authority at the time and in the manner required by Applicable Law; and (iii) any other sums which NEW WORLD provides to BORROWER, which sums are specified by NEW WORLD to be used for payment to a named Person, or agency of any federal, state or local government, shall be disbursed only in accordance with NEW WORLD's prior written instructions. All sums provided by NEW WORLD to

BORROWER as aforesaid shall be and remain segregated and apart from BORROWER's funds on the Books and Records of BORROWER and BORROWER shall not commingle its funds with any of the aforesaid trust funds.

10. Events of Default and Remedies:

(a) The happening of any of the following events and the continuance thereof unremedied for the grace period specified, if any, is referred to herein as an "Event of Default": (i) default in payment of any of BORROWER's Liabilities for ten (10) days after payment is due; (ii) the making of any misrepresentation or the breach of any covenant, warranty or other agreement by BORROWER or any Guarantor that is contained in this Agreement or in any Instrument, Guaranty or other document delivered to NEW WORLD at any time; (iii) if the insurance on any Motor Vehicle is cancelled or expires and is not reinstated or replaced before the effective date of cancellation or expiration; (iv) if BORROWER or any Guarantor makes an assignment for the benefit of creditors, or a receiver or a similar officer is appointed for BORROWER or any Guarantor or for any property of the BORROWER or any Guarantor and is not removed within thirty (30) days or if a proceeding under any bankruptcy, reorganization or insolvency statute is commenced by or against BORROWER or any Guarantor and is not discontinued within thirty (30) days; (v) if BORROWER or any Guarantor suspends, discontinues or changes the nature of its business to a material extent, or dissolves, or disposes of all or a substantial part of its assets or business; (vi) if any judgment is entered against BORROWER or any Guarantor and is not satisfied within thirty (30) days, or any levy, attachment or execution is made against any property of BORROWER or any Guarantor, or if any proceeding supplementary to a judgment against BORROWER or any Guarantor is commenced; (vii) if BORROWER or any Guarantor fails to withhold, collect or remit when asserted or due any tax applicable to the business or operations of the BORROWER or any Guarantor in accordance with Applicable Law including, without limitation, any income tax, withholding tax, Sales Tax, use tax or other tax assessment or other sum due with respect to any Motor Vehicle or for any other Collateral held for any of the Liabilities; (viii) if any Guarantor dissolves or dies; (ix) if any material change of ownership, control or management of BORROWER or any Guarantor shall occur; (x) if (in the sole opinion of NEW WORLD) any material adverse change shall occur in the condition, financial or otherwise, of BORROWER or any Guarantor or if any of the Collateral is (in the sole opinion of NEW WORLD) unsafe or at any risk; (xi) if a filing or issuance of a notice of lien or levy for taxes occurs against the BORROWER or any Guarantor; (xii) if there is a sale of the securities, business or assets of the BORROWER or any Guarantor, without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion, except in the ordinary course of business; (xiii) the suspension by any regulatory agency or government or any securities exchange of any material activities of the BORROWER or any Guarantor; or (xiv) if any of the foregoing shall occur as to, by, or against any maker, endorser, guarantor, surety, accommodation party or other Person liable upon or for any of the Instruments, Liabilities, Contracts or other Collateral. If an Event of Default occurs as a result of the provisions in subsection (xiv) of this Section being applicable to an Obligor or a guarantor of an Obligor, such Event of Default shall be deemed a Trigger Event under the provisions of Section 6, and provided the BORROWER forthwith notifies NEW WORLD of such Trigger Event and immediately makes the payment in the manner and as required under Section 6, such Trigger Event shall not constitute an Event of Default, provided further, that no other Event of Default has occurred and is continuing.

(b) Upon the occurrence of an Event of Default, all of the Liabilities (including, without limitation, all amounts arising from the resulting mandatory prepayment of the Liabilities) shall become forthwith due and payable without further notice or demand, and without limiting any rights, remedies or authority NEW WORLD may have before an Event of Default, BORROWER shall pay NEW WORLD the then unpaid balance of all of the Liabilities together with interest thereon at the highest rate permitted by Applicable Law from the date of such Event of Default. NEW WORLD shall also have and may exercise, at such time or times and in such order or priority as NEW WORLD may determine in its sole and absolute discretion, against BORROWER and others and with respect to any Collateral, all the rights and remedies granted under the UCC and the Uniform Vehicle

Certificate of Title Act (whether or not either is in effect in the jurisdiction where the rights and remedies are asserted), and such other rights and remedies as are provided hereunder, under any other Applicable Law, by any other Instrument or Guaranty or document executed at any time, and in addition but without limitation and without impairing BORROWER's obligations, in NEW WORLD's sole and absolute discretion, NEW WORLD may but need not (i) enforce, compromise, extend, modify or discharge any Contract and any claim relating to a Contract or Motor Vehicle, collect all sums payable with respect thereto and grant any indulgence or allowance to an Obligor or other party as NEW WORLD may deem advisable, (ii) exercise any right granted under a Contract including, without limitation, the right of termination upon a default by the Obligor, and sell, or enter into a new contract for, the Motor Vehicle covered by such Contract, (iii) cure any Event of Default arising under clause (i) of Section 10(a) hereof, at the option of NEW WORLD in its sole and absolute discretion, by increasing one or more of the Liabilities by an amount equal to the cost of such cure, (iv) repossess without notice, and after or without repossession sell or otherwise dispose of all or any Motor Vehicles, Contracts or other Collateral at one or more public or private sales or other dispositions, on at least ten (10) days' notice to BORROWER, of any public sale or of the time after which a private sale or other disposition may be made (which notice BORROWER acknowledges is reasonable), at such times and places, at wholesale or retail, for cash or on credit, on such terms and for such consideration as NEW WORLD may deem advisable, and (v) take possession of the Books and Records of BORROWER. At any public sale, NEW WORLD may be the purchaser, free of any equity of BORROWER's which BORROWER hereby waives.

NEW WORLD may require BORROWER to assemble the Collateral and make it available at a place designated by NEW WORLD, reasonably convenient to NEW WORLD. The net proceeds realized from any such sale or other disposition or the exercise of any other remedy, after deducting all expenses relating thereto including, without limitation, the costs of repossessing, storing and repairing Motor Vehicles, commissions payable in connection with any new contract or sale, and the reasonable attorneys' fees and expenses incurred by or on behalf of NEW WORLD, shall be applied toward payment of BORROWER's Liabilities, in such order and amounts as NEW WORLD may determine in its sole and absolute discretion, and BORROWER shall remain liable for any deficiency and shall be entitled to any surplus.

(c) Notwithstanding the foregoing, upon the occurrence of an Event of Default, NEW WORLD may at any time, in its sole and absolute discretion, pursue any one or more of the foregoing remedies, any combination thereof, and any other remedy or remedies available at law or in equity. NEW WORLD shall not be required to take any steps necessary to preserve the Collateral or any rights against prior parties to any Collateral, nor shall it be required to proceed against any Collateral prior to proceeding against BORROWER or any Guarantor. After an Event of Default, if NEW WORLD shall elect to first proceed as against any Collateral, it shall, nonetheless, have the right to thereafter proceed against BORROWER and/or any Guarantor and by exercising such election, neither BORROWER nor any Guarantor shall be released from any Instrument or Liability.

11. Reserve:

(a) From each Advance that NEW WORLD makes to BORROWER there shall be deducted, or at the time of the Advance, BORROWER shall deliver and pledge to NEW WORLD, such amount constituting cash collateral as may be mutually agreed which, with all similar deductions or cash collateral delivered in connection with other Advances, shall constitute a single "Reserve" that shall be retained by NEW WORLD as part of the Collateral securing all BORROWER's Liabilities, now existing or hereafter arising. The Reserve will be deposited in an interest bearing account at a federally insured bank. If any of the Liabilities is not paid in full when due, whether before or after any Trigger Event or an Event of Default, NEW WORLD may, in its sole and absolute discretion, but need not, charge the amount thereof against the Reserve, without notice to BORROWER and whether or not NEW WORLD shall have taken any action with respect to any other Collateral or otherwise. BORROWER shall continue to be liable for any deficiency. Charges against the Reserve shall be applied against the earliest amounts of cash collateral received by NEW WORLD.

(b) Within a reasonable time after payment in full of all of BORROWER's Liabilities, and provided an Event of Default does not then exist, NEW WORLD will release and pay to BORROWER the balance of the Reserve, less any part of the Reserve that may have theretofore been applied by NEW WORLD toward the payment of any of BORROWER's Liabilities, together with interest thereon, calculated from the date the remaining amounts of cash collateral of the Reserve were first received by NEW WORLD.

12. Prepayment:

Provided no Event of Default has occurred and is continuing, BORROWER shall have prepayment rights limited as follows:

(a) The BORROWER shall no right to prepay a specific Promissory Note and the Liabilities related only to such Promissory Note, provided that if (i) the Obligor under the specific Contract related to such Promissory Note (x) elects to terminate the Contract pursuant to a specific provision under Applicable Law permitting such termination, or (y) elects to terminate the Contract pursuant to a specific term or provision of the Contract, or (ii) any Trigger Event has occurred under the related Contract, as specified in Section 6 hereof, then upon the date of such termination or Trigger Event, the BORROWER shall be required to pay the full amount of the Liability related to the Contract and Motor Vehicle, in accordance with the applicable Instruments including, without limitation, the principal balance of the Promissory Note or Promissory Notes prepaid (together with all interest accrued and unpaid thereon and any other amounts then due or payable, including late charges). Except as specifically permitted herein, the BORROWER shall have no right to prepay any other Promissory Notes, Instruments or Liabilities.

(b) BORROWER may at any time voluntarily prepay all of the Liabilities by paying the full amount of such Liabilities in accordance with the terms and conditions of the applicable instruments including, without limitation, the principal balance of the Promissory Note or Promissory Notes prepaid (together with all interest accrued and unpaid thereon and any other amounts then due or payable, including late charges), plus the Make-Whole Payment. "Make-Whole Payment" shall be defined as the excess of (i) the sum of the present values of each remaining scheduled loan payment discounted, from the date such scheduled loan payment is due to the date of such prepayment, at the Treasury Rate, compounded with the same frequency as the occurrence of the scheduled payment dates, over (ii) the sum of the present values of each remaining scheduled loan payment discounted, from the date such scheduled loan payment is due to the date of such prepayment, at an interest rate equal to the interest rate provided for in the Promissory Note. "Treasury Rate" shall mean the then prevailing yield on United States Treasury Constant Maturities, as quoted in the Federal Reserve Statistical Release H.15 (519) on the date of such prepayment for an obligation with a maturity date closest to the remaining term of the Promissory Note(s) prepaid. The Make-Whole Payment shall be paid to NEW WORLD as compensation for the costs incurred by NEW WORLD in making funds available under this Agreement and for the loss of the bargain agreed upon by the parties.

13. Consent to Relief from Stay:

The BORROWER hereby covenants and agrees that in the event the BORROWER (by its own action, or the action of any other Person) shall, on or before the date NEW WORLD is paid in full for the Liabilities in accordance with the provisions of this Agreement and under the Instruments and related documents, (a) file with a bankruptcy court of competent jurisdiction or be the subject of any petition for relief under Title 11 of the U.S. Code, as amended (the "Bankruptcy Code"), as amended, or any otherwise Applicable Law of any jurisdiction, (b) be the subject of an order for relief issued under the Bankruptcy Code, (c) file or be the subject of any petition seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, or liquidator, or (e) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, NEW WORLD shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to NEW WORLD as provided in this Agreement, the Instruments and related documents, and as otherwise provided by Applicable Law including, without limitation, its right to foreclose upon and repossess the Collateral, and the BORROWER hereby waives the benefits of such automatic stay and consents and agrees to raise no objection to any request made by NEW WORLD for such relief.

14. Miscellaneous:

(a) If BORROWER fails to comply with any term, covenant or provision of this Agreement including, without limitation, any warranty or representation hereunder, or fails to perform its obligations under any Contract, then in addition to any other right that NEW WORLD may have, it may, in its sole and absolute discretion, perform on behalf of BORROWER and, in that event, BORROWER shall pay NEW WORLD, on demand, all costs and expenses incurred by NEW WORLD in connection therewith, with interest thereon at a rate equal to four percent (4%) above the rate charged by NEW WORLD in the applicable Promissory Note, but in no event more than the highest interest rate permitted by Applicable Law. Such costs, expenses and interest shall be Liabilities hereunder. After an Event of Default has occurred, if any amount payable on any Instrument or Liability is not paid in full when due, BORROWER shall pay interest on such delinquent payment, from its due date until it is paid in full, at the highest interest rate permitted by law.

(b) As used in this Agreement, NEW WORLD includes within its meaning the successors and assigns of NEW WORLD and their successors and assigns.

(c) Notwithstanding any provision to the contrary contained in this Agreement, as determined by NEW WORLD in its sole and absolute discretion, BORROWER hereby agrees that NEW WORLD may sell each Promissory Note related to an Advance and in connection with such sale assign its security interest in the related Contract, Motor Vehicle, Reserve and other Collateral, together with such portion of its rights under this Agreement as are attributable to such Promissory Note and its security interest in the related Contract, Motor Vehicle, Reserve and other Collateral, and/or it may sell all Promissory Notes related to all Advances and in connection with such sale transfer this Agreement and its security interest in the Collateral; and/or it may collaterally assign its interest in each Promissory Note related to an Advance and assign its security interest in the related Contract, Motor Vehicle, Reserve and other Collateral together with such portion of its rights under this Agreement as are attributable to such Promissory Note and its security interest in the related Contract, Motor Vehicle, Reserve and other Collateral, and/or it may collaterally assign its interest in all Promissory Notes related to all Advances, together with this Agreement, and/or it may do all or any part of the foregoing without notice to BORROWER. Any purchaser, successor, assignee or transferee with respect to any of the foregoing shall have the same rights, powers and authorities as are granted to NEW WORLD hereunder and upon a sale, assignment or transfer, NEW WORLD shall be fully discharged from all claims with respect to Collateral so sold, assigned or transferred, but NEW WORLD shall retain all rights, powers and authorities with respect to any Collateral not so sold, assigned or transferred. BORROWER waives any and all right to assert against a purchaser, successor, assignee or transferee of NEW WORLD, or any subsequent purchaser, successor, assignee or transferee, any defense, claim, counterclaim or setoff that BORROWER may have against NEW WORLD or which BORROWER could assert against NEW WORLD in an action brought by NEW WORLD against BORROWER under this Agreement. BORROWER shall not sell, assign or transfer this Agreement or any of its rights or obligations hereunder or any interest in any Collateral without the prior written consent of NEW WORLD, such consent to be granted (if at all) in NEW WORLD's sole and absolute discretion.

(d) No delay on the part of NEW WORLD or any purchaser, successor, assignee or transferee in exercising any right, power or authority under this Agreement or any Promissory Note, Instrument or related document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or authority preclude other or further exercising thereof, or the exercise of any other right, power or authority. The rights, powers and authorities granted hereunder to NEW WORLD, its purchasers, successors, assigns or transferees, are irrevocable, cumulative and not exclusive, and shall be deemed in addition to, any rights, power or authorities that NEW WORLD or its purchasers, successors, assigns or transferees may or would otherwise have. The provisions of this Agreement are in addition to the provisions of any Promissory Note, Instrument, assignment or other document heretofore, contemporaneously herewith or hereafter executed by BORROWER and shall apply to all future as well as to all existing Advances, Promissory Notes, Instruments and Liabilities and shall be binding upon the successors and assigns of BORROWER. Any reference to the successors and assigns of BORROWER shall not be construed to modify the prohibition against a sale, assignment or transfer of BORROWER's rights or obligations hereunder or with respect to any interest in any Collateral as set forth in Section 14(c) hereof.

(e) The execution of this Agreement by NEW WORLD shall not in any way be construed, either now or in the future, as imposing upon NEW WORLD the obligation to make any Advance to BORROWER whatsoever, or as an assumption by NEW WORLD of any liability or responsibility to any Obligor under a Contract or to any third party or with respect to any Motor Vehicle, whether by reason of any term or provision of this Agreement or any Contract, Motor Vehicle, Collateral, Liabilities, Instruments, assignment, or other instrument or document executed or delivered by NEW WORLD or BORROWER in connection with this Agreement or otherwise. Nothing contained herein or in any other document and no action taken by or omission of NEW WORLD shall be deemed an assumption by NEW WORLD of any obligation under any Contract or with respect to any Motor Vehicle. NEW WORLD shall have absolutely no obligation at any time to repair, insure, title, register or license any Motor Vehicle.

(f) In the case of any conflict between the provisions of this Agreement or any other document, the provisions of this Agreement shall control.

(g) In the event any term or provision of this Agreement shall be declared invalid by a court of competent jurisdiction, such invalidity shall be limited solely to the specific term or provision invalidated by such court and, nonetheless, the remainder of this Agreement shall remain in full force and effect according to its terms.

(h) BORROWER shall, at its own expense, execute such other documents and take such other actions as NEW WORLD may reasonably require in order to confirm or give effect to any term or provision of this Agreement or any Promissory Note, Instrument or document delivered to NEW WORLD.

(i) BORROWER hereby indemnifies and holds NEW WORLD harmless from all claims, suits, damages or losses (including, without limitation, reasonable attorneys' fees and expenses) sustained by NEW WORLD and arising directly or indirectly from or relating to: (i) any breach of any representation, warranty or covenant contained in this Agreement, any Promissory Note, Instrument, Contract or related document; (ii) the enforcement of any right or remedy under this Agreement, any Promissory Note, Instrument, Contract or related document; or
(iii) any Collateral including, without limitation, any Contract, the breach of any Contract by BORROWER or any Obligor, or arising directly or indirectly from the use or operation of any Motor Vehicle including, without limitation, the design, manufacture, purchase, installation, delivery, repair, replacement or condition of any Motor Vehicle and irrespective of whether any defects claimed are latent or discoverable by BORROWER or Obligor, any and all loss or damage to a Motor Vehicle, any failure by BORROWER or Obligor to comply in any respect with any Applicable Law to a Motor Vehicle or Contract or the violation by BORROWER or Obligor of any Applicable Law.

(j) If any term or provision of this Agreement requires the written consent or written instructions of NEW WORLD, such written consent or written instructions shall not be deemed given unless the applicable document is executed by a duly authorized executive officer of NEW WORLD.

(k) Upon the occurrence of an Event of Default, and at any time thereafter, NEW WORLD shall have and may exercise, without further notice, a right of set-off and lien against and in respect of any of the Collateral including, without limitation, the Reserve. Any right of set-off exercised by NEW WORLD shall be deemed to have been exercised immediately on the occurrence of an Event of Default, even though such set-off is made or entered on the books of NEW WORLD subsequent thereto.

(l) BORROWER hereby irrevocably appoints NEW WORLD, and all Persons and entities designated by NEW WORLD for that purpose, with full power of substitution, as BORROWER's true and lawful representative and attorney-in-fact to make, execute, sign, endorse, acknowledge, file and deliver in BORROWER's name, place and stead, in NEW WORLD's sole and absolute discretion, as follows: to execute, acknowledge and deliver such certificates and other evidences of title, notices of recorded lien, or their equivalents, registrations, UCC financing statements, amendments, assignments and/or terminations, and/or such other documents and instruments in writing of whatever kind and nature, and to do all acts and things, as may be necessary or appropriate to: (i) vest in NEW WORLD all of NEW WORLD's rights and benefits as provided under this Agreement including, without limitation, endorsing the name of BORROWER upon any Contract, certificate of title, financing statement, document, instrument, or similar document or agreement evidencing or relating to the Collateral or any lien on the Collateral; (ii) perfect NEW WORLD's security interest in any of the Collateral; and/or (iii) release and discharge, and/or assign to NEW WORLD, BORROWER's security interest, if any, in the Collateral. BORROWER hereby ratifies, approves and confirms all lawful acts that NEW WORLD, and its respective designees or substitutes, shall lawfully do or cause to be done by virtue of this power. This power, being coupled with an interest, is irrevocable for all purposes with respect to the foregoing matters, but neither NEW WORLD nor its designees shall have any obligation to do any of the foregoing or to perfect, renew or preserve the Collateral or NEW WORLD's security interest. BORROWER hereby agrees to reimburse NEW WORLD for all expenses incurred by NEW WORLD in perfecting or maintaining perfection of NEW WORLD's security interest in any Collateral, and such expenses shall constitute Liabilities hereunder.

(m) All notices, requests, approvals, demands and consents provided for herein shall be in writing and deemed effectively given or made when sent by either:
(i) registered or certified first class mail, return receipt requested, postage prepaid or (ii) a nationally recognized overnight courier, to the parties at their addresses as set forth first above or in each case, at such other address as a party may from time to time designate as its address in writing to the other party to this Agreement with notice as provided in this paragraph. BORROWER waives demand, protest and notice of default and dishonor with respect to the Promissory Notes, Contracts, and collections. No provision hereof and no right or remedy of NEW WORLD may be waived except in writing signed by a duly authorized executive officer of NEW WORLD. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE COURT LOCATED WITHIN THE COUNTY OF NASSAU IN THE STATE OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK REGARDING ANY ACTION OR PROCEEDING ARISING OUT OF ANY DISPUTE BETWEEN BORROWER AND NEW WORLD AND ANY SUCH ACTION OR PROCEEDING SHALL BE BROUGHT ONLY IN THE COURTS AT SUCH LOCATION, AND BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY ANY OF THE METHODS OF PROVIDING NOTICE DESCRIBED IN THIS SECTION 14(m) TO BORROWER AT ITS ADDRESS AS PROVIDED HEREIN. THIS AGREEMENT AND ALL INSTRUMENTS SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW (EXCEPT FOR NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402). BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE AND ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION ARISING, DIRECTLY OR INDIRECTLY, OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR CONTRACT OR ANY OTHER DEALINGS BETWEEN BORROWER AND NEW WORLD RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, WHETHER WITH RESPECT TO ANY CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. BORROWER HEREBY AGREES THAT IN ALL ACTIONS AND PROCEEDINGS ARISING, DIRECTLY OR INDIRECTLY, FROM THIS AGREEMENT OR ANY OTHER OBLIGATION OF BORROWER TO NEW WORLD, IF NEW WORLD SHALL BE SUCCESSFUL, IT SHALL

BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEYS' FEES AND THE EXPENSES OF SUCH LITIGATION. BORROWER FURTHER AGREES THAT IT WILL PAY ALL REASONABLE ATTORNEYS' FEES AND EXPENSES AND THE REASONABLE EXPENSES OF NEW WORLD INCURRED BY OR ON BEHALF OF NEW WORLD (A) IN CONNECTION WITH THE NEGOTIATION OF THIS AGREEMENT OR ANY AMENDMENTS, NOTIFICATIONS OR WAIVERS REQUESTED BY THE BORROWER OF THE PROVISIONS HEREOF (WHETHER OR NOT THE TRANSACTIONS HEREBY OR THEREBY SHALL BE CONSUMMATED) OR (B) DURING (i) THE CONTINUANCE OF ANY EVENT OF DEFAULT IN CONNECTION WITH THE ENFORCEMENT OF NEW WORLD'S RIGHTS UNDER THIS AGREEMENT OR
(ii) ANY WORKOUT OR RESTRUCTURING OF THE LIABILITIES HEREUNDER. THE PROVISIONS OF THIS SECTION 14(m) SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE REPAYMENT OF THE ADVANCES OR THE TERMINATION OF THIS AGREEMENT OR ANY PROVISION HEREOF.

(n) This Agreement may not be altered, waived, amended, modified, abandoned or discharged, except pursuant to an agreement in writing entered into by NEW WORLD and BORROWER with the same formality as this Agreement, shall be binding upon and inure to each party hereto and their respective successors and assigns, and shall not be deemed for the benefit of any other third party, except to the extent provided herein with respect to the purchasers, successors, assigns and transferees of NEW WORLD including, without limitation, FUNDING and its successors, assigns and transferees.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first set forth above.



NEW WORLD LEASE FUNDING, LLC


By:  _____________________________
Name: Francis X. McCaughey
Title:  President



SPARTA COMMERCIAL SERVICES               BORROWER'S  PRINCIPAL PLACE OF BUSINESS
                                         AND CHIEF EXECUTIVE OFFICE:

By:  _____________________________       462 Seventh Avenue, 20th Floor
Name: Anthony L. Havens                  New York, NY 10018
Title: C.E.O.


Borrower's additional place(s) of business:


------------------------------
Address


------------------------------
City, State, Zip Code

------------------------------
Address


------------------------------
City, State, Zip Code

                       USE FOR A CORPORATE BORROWER ONLY:

STATE OF NEW YORK)
COUNTY OF NASSAU) ss.:

      On the 20th day of July in the year 2005 before me personally came Anthony
L. Havens to me known, who, being by me duly sworn, did depose and say that he resides at 167 E. 87th Street, Apt 2FW, New York, NY 10128; that he is the C.E.O. of Sparta Commercial Services, Inc. (BORROWER), the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


------------------------
      Notary Public

                                TABLE OF CONTENTS

                                                                           Page

1.    Advances...............................................................1

2.    Security...............................................................2

3.    Representations and Warranties.........................................3

4.    Covenants.............................................................10

5.    Custodian.............................................................21

6.    Defaulted Contracts and Off-Contract Vehicles.........................23

7.    Interest on Late Payments.............................................25

8.    Collections...........................................................25

9.    NEW WORLD Payments to BORROWER as Trust Funds.........................27

10.   Events of Default and Remedies........................................27

11.   Reserve...............................................................31

12.   Prepayment............................................................32

13.   Consent to Relief from Stay...........................................34

14.   Miscellaneous.........................................................35